Critical accounting judgements and key sources of estimation uncertainty	12 Months Ended
Dec. 31, 2021
Critical Accounting Judgements And Key Sources Of Estimation Uncertainty
Critical accounting judgements and key sources of estimation uncertainty

5.3	Critical accounting judgements and key sources of estimation uncertainty

In applying the Group’s accounting policies, which are described in Note 5.2 Summary of significant accounting policies, the management is required to make judgements (other than those involving estimations) that have a significant impact on the amounts recognised and to make estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

5.3.1	Critical judgements in applying the Group’s accounting policies

The following are the critical judgements, apart from those involving estimations (which are presented separately below), that the directors have made in the process of applying the Group’s accounting policies and that have the most significant effect on the amounts recognised in financial statements:

●	Note 5.2.2 and note 5.29: Revenue recognition of other revenues: Management’s judgement is required to determine the identification and separation of performance obligations (especially when determining whether the license is distinct, which is the case when the customer can benefit from the license without further involvement), the determination of the transaction price (including the judgement of payables to customers), and allocation of the transaction price to the performance obligations on relative standalone selling price. The standalone selling price is sometimes not available or is based on hard-to-value intangible assets, so various valuation techniques are used. In addition, Management’s judgement is required whether revenue from collaborations, licensing and service agreements is recognized over time or at a point in time. In particular, Note 5.5.2. underlines the judgements made in applying accounting policies in the context of the terminations, particularly regarding probability of repayment obligations in the context of revenue recognition, of

- Valneva’s COVID-19 vaccine UK Supply Agreement in 2021

- Valneva’s strategic alliance agreements (SAA) with GlaxoSmithKline (GSK) in 2019

●	Notes 5.8 and 5.31: Other income: The Group receives funding from CEPI, which include performance obligations and refund obligations. Management’s judgement is required to determine whether such components of an agreement are revenues from customers or fall within the standard of accounting for government grants. CEPI has global partnership between public, private, philanthropic, and civil society organizations. Because CEPI is an NGO and is acting in a way a government organization would, it was accounted for under IAS 20. In addition, the valuation of the various components required Management’s judgement.

●	Note 5.13: Lease term: When determining lease terms, the Group makes judgements whether it is reasonably certain to exercise renewal or early termination options.

5.3.2	Key sources of estimation uncertainty

The key assumptions concerning the future, and other key sources of estimation uncertainty in the reporting period that may have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year, are discussed below:

●	Note 5.5: Revenue recognition of product sales: estimate of expected returns and replacements, and supply of products free of charge;

●	Note 5.5: Other revenues: likelihoods for refund liabilities; for revenues recognition in accordance to the actual costs compared to the budget;

●	Notes 5.8 and 5.31: Other income: estimates of income recognized and repayments from grants, measured according to cost incurred compared to the budget;

●	Note 5.10: Recognition of deferred tax assets: availability of future taxable profit against which deductible temporary differences and tax losses carried forward can be utilized and whether sufficient evidence is provided for entities

●	Note 5.12: Intangible assets: Amortization period of development expenditures and acquired technologies; The most significant criteria considered for the determination of the useful life include the patent life as well as the estimated period where Valneva can benefit from this intangible. These assumptions are considered to be a key source of estimation uncertainty as relatively small changes in the assumptions used may have a significant effect on the Group’s financial statements within the next year.

●	Note 5.16 Impairment test of intangible, tangible assets, and investments in associates: key assumptions underlying recoverable amounts; Budgets comprise forecasts of revenue, staff costs and overheads based on current and anticipated market conditions that have been considered and approved by the Management board. The revenue projections are inherently uncertain due to the short-term nature of the business and unstable market conditions. If the Group does not successfully develop VLA2001 and receive regulatory approval, or if Valneva fails to successfully manufacture or commercialize VLA2001 if approved, an impairment may be required. For the main estimates and sensitivities related to the impairment test regarding the CGU refer to note 5.16.
●	Note 5.18: Write down analysis for inventories: For the assessment of write-down of raw material the current production plans have been taken into account. Raw material which will not be used before expiry date was written down. For this assessment the status of the expiry dates as of the balance sheet date was taken. For the assessment of write-downs of work in progress, finished goods and purchased goods, the forecasted sales plans for 2022 and a minimum shelf life at the time of selling has been taken into account. In addition, those inventory have been assessed on the likelihood of the release of those products.

●	Note 5.23: Share-based payments and related expected employer contribution costs: assumption for fair value determination as well as the determination of accelerated vesting in the event of a change of control (as considered remotely);

●	Note 5.29: Refund liability related to the UK Supply agreement: As at December 31, 2021 the royalty obligation was assessed at the maximum amount (maximum royalty payment of €100 million), as all COVID sales are expected to occur outside the UK. As of December 31, 2020 the royalty obligation was assessed at a lower level, as the main production capacity was planned for sales within the UK. As at December 2021, a sensitive estimate were the revenue forecast and the timing of the expected cash payments. The major part of the royalty obligation is expected to be non-current, and therefore thoese amounts have been discounted. The related estimated cash-outs are expected to happen from 2022 to 2026.

●	Notes 5.30 and 5.33: Recognition and measurement of provisions and contingencies: key assumptions about the likelihood and magnitude of an outflow of resources. In estimating the provision for onerous contracts, the management made assumption regarding the likelihood of termination costs for certain agreements.

5.3.3	Measurements of fair values

A number of the Group’s accounting policies and disclosures require the measurement of fair values, for both financial and non-financial assets and liabilities.

When measuring the fair value of an asset or a liability, the Group uses observable market data as far as possible. Fair values are categorized into different levels in a fair value hierarchy based on the inputs used in the valuation techniques as follows:

●	Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities.

●	Level 2: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices).

●	Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs).

If the inputs used to measure the fair value of an asset or a liability fall into different levels of the fair value hierarchy, then the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

The Group recognizes transfers between levels of the fair value hierarchy at the end of the reporting period during which the change has occurred.

Further information about the assumptions made in measuring fair values is included in the following Notes:

●	Note 5.16: financial instruments; and

●	Note 5.23: share-based payment arrangements.